                                                                   EXHIBIT 99.24



                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                  -------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-2
                  -------------------------------------------------

                    Monthly Period:                  12/1/01 to
                                                     12/31/01
                    Distribution Date:               1/22/02
                    Transfer Date:                   1/18/02

     Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          -------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                            Class A                    $1.99278
                                            Class B                    $2.22889
                                            Excess Collateral Amount   $5.54167

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                            Class A                    $1.99278
                                            Class B                    $2.22889
                                            Excess Collateral Amount   $5.54167

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount
                                       Class A                    $      0.00000
                                       Class B                    $      0.00000
                                       Excess Collateral Amount   $      0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1. Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the Certificates
                                       Class A                    $73,697,957.17
                                       Class B                    $ 6,674,657.04
                                       Excess Collateral Amount   $ 8,423,004.85
                                                                  --------------
                                       Total                      $88,795,619.06

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect of the Certificates

                                       Class A                    $ 7,183,589.34
                                       Class B                    $   650,573.32
                                       Excess Collateral Amount   $   821,024.70
                                                                  --------------
                                       Total                      $ 8,655,187.36

        (b1)  Principal Funding Investment Proceeds (to Class A)  $         0.00
        (b2)  Withdrawals from Reserve Account (to Class A)       $         0.00
                                                                  --------------
              Class A Available Funds                             $ 7,183,589.34

        (c1)  Principal Funding Investment Proceeds (to Class B)  $         0.00
        (c2)  Withdrawals from Reserve Account (to Class B)       $         0.00
              Class B Available Funds                             $   650,573.32

        (d1)  Principal Funding Investment Proceeds (to CIA)      $         0.00
        (d2)  Withdrawals from Reserve Account (to CIA)           $         0.00
              CIA Available Funds                                 $   821,024.70

        (e1)  Total Principal Funding Investment Proceeds         $         0.00
        (e2)  Investment Earnings on deposits to Reserve Account  $         0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1999-2
Page 3

 3. Principal Receivable / Investor Percentages
    -------------------------------------------

    (a) The aggregate amount of Principal Receivables in
        the Trust as of 12/31/01                             $34,981,034,983.51


    (b) Invested Amount as of 12/31/01
        (Adjusted Class A Invested Amount
        during Accumulation Period)
                                   Class A                   $   500,000,000.00
                                   Class B                   $    45,180,000.00
                                   Excess Collateral Amount  $    57,230,000.00
                                                             ------------------
                                   Total                     $   602,410,000.00

    (c) The Floating Allocation Percentage:
                                   Class A                                1.449%
                                   Class B                                0.131%
                                   Excess Collateral Amount               0.166%
                                                             ------------------
                                   Total                                  1.746%

    (d) During the Accumulation Period: The Invested Amount
        as of ______ (the last day of the Revolving Period)
                                   Class A                   $             0.00
                                   Class B                   $             0.00
                                   Excess Collateral Amount  $             0.00
                                                             -------------------
                                   Total                     $             0.00

    (e) The Fixed/Floating Allocation Percentage:
                                   Class A                                1.449%
                                   Class B                                0.131%
                                   Excess Collateral Amount               0.166%
                                                             ------------------
                                   Total                                  1.746%

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-2
 Page 4


    4. Delinquent Balances.
       --------------------
       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

       (a) 30 - 59 days                                        $  523,818,312.65
       (b) 60 - 89 days                                        $  379,140,322.18
       (c) 90 - 119 days                                       $  282,026,938.94
       (d) 120 - 149 days                                      $  211,723,033.23
       (e) 150 - 179 days                                      $  174,776,310.60
       (f) 180 or more days                                    $            0.00
                                      Total                    $1,571,484,917.60

    5. Monthly Investor Default Amount.
       --------------------------------

       (a) The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during the Monthly Period allocable to the Invested
           Amount (the aggregate "Investor Default Amount")

                                      Class A                  $    2,390,377.18
                                      Class B                  $      216,581.23
                                      Excess Collateral Amount $      273,137.36
                                                               -----------------
                                      Total                    $    2,880,095.77


    6. Investor Charge-Offs & Reimbursements of Charge-Offs.
       -----------------------------------------------------

       (a) The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the Excess Collateral Amount

                                      Class A                  $            0.00
                                      Class B                  $            0.00
                                      Excess Collateral Amount $            0.00
                                                               -----------------
                                      Total                    $            0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-2
Page 5

     (b) The aggregate amount of Class A Investor Charge-
         Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                    Class A                                $         0.00
                                    Class B                                $         0.00
                                    Excess Collateral Amount               $         0.00
                                                                           --------------
                                    Total                                  $         0.00


  7. Investor Servicing Fee
     ----------------------
     (a) The amount of the Investor Monthly Servicing Fee
         payable by the Trust to the Servicer for the
         Monthly Period

                                    Class A                                $   625,000.00
                                    Class B                                $    56,475.00
                                    Excess Collateral Amount               $    71,537.50
                                                                           --------------
                                    Total                                  $   753,012.50


  8. Reallocated Principal Collections
     ---------------------------------
         The amount of Reallocated Excess Collateral Amount
         and Class B Principal Collections applied in respect
         of Interest Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                    Class B                                $         0.00
                                    Excess Collateral Amount               $         0.00
                                                                           --------------
                                    Total                                  $         0.00

  9. Excess Collateral Amount
     ------------------------
     (a) The amount of the Excess Collateral Amount as of the
         close of business on the related Distribution Date after
         giving effect to withdrawals, deposits and payments to
         be made in respect of the preceding month                         $57,230,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-2
Page 6

     10. The Portfolio Yield
         -------------------
            The Portfolio Yield for the related Monthly Period                            11.50%

     11. The Base Rate
         -------------
            The Base Rate for the related Monthly Period                                   4.56%



C Information Regarding the Principal Funding Account
  ---------------------------------------------------

       1.   Accumulation Period

       (a)  Accumulation Period Commencement Date                                    12/01/2005

       (b)  Accumulation Period Length (months)                                               2

       (c)  Accumulation Period Factor                                                     7.32

       (d)  Required Accumulation Factor Number                                               8

       (e)  Controlled Accumulation Amount                                      $301,205,000.00

       (f)  Minimum Payment Rate (last 12 months)                                         12.86%

       2.   Principal Funding Account
            -------------------------

            Beginning Balance                                                   $          0.00
                 Plus: Principal Collections for related Monthly Period from
                       Principal Account                                                   0.00
                 Plus: Interest on Principal Funding Account Balance for
                       related Monthly Period                                              0.00

                 Less: Withdrawals to Finance Charge Account                               0.00
                 Less: Withdrawals to Distribution Account                                 0.00
                                                                                ---------------
            Ending Balance                                                                 0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-2
Page 7

     3. Accumulation Shortfall
        ----------------------

              The Controlled Deposit Amount for the previous
              Monthly Period                                                    $         0.00

        Less: The amount deposited into the Principal Funding
              Account for the Previous Monthly Period                           $         0.00

              Accumulation Shortfall                                            $         0.00

                                                                                --------------
              Aggregate Accumulation Shortfalls                                 $         0.00

     4. Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                                    $         0.00

        Less: Principal Funding Investment Proceeds                             $         0.00
                                                                                --------------
              Principal Funding Investment Shortfall                            $         0.00
                                                                                --------------
D. Information Regarding the Reserve Account
   -----------------------------------------

     1. Required Reserve Account Analysis
        ---------------------------------

        (a) Required Reserve Account Amount percentage                                 0.00000%

        (b) Required Reserve Account Amount ($)                                 $         0.00
            .5% of Invested Amount or other amount
            designated by Transferor)

        (c) Required Reserve Account Balance after effect of
            any transfers on the Related Transfer Date                          $         0.00

        (d) Reserve Draw Amount transferred to the Finance
            Charge Account on the Related Transfer Date                         $         0.00

     2. Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date                     $         0.00

     3. Withdrawals from the Reserve Account
        ------------------------------------
        Total Withdrawals from the Reserve Account transferred
        to the Finance Charge Account on the related Transfer
        Date (1 (d) plus 2 above)                                               $         0.00

     4. The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related Monthly Period                       7.50%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer


                                        By:   /s/ Tracie Klein
                                              ------------------------------
                                              Tracie Klein
                                              First Vice President